UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Adagio Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

MITHRIL II LP

MITHRIL II GP LP

MITHRIL II UGP LLC

AJAY ROYAN

PETER THIEL

POLARIS VENTURE PARTNERS V, L.P.

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

POLARIS PARTNERS IX, L.P.

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND, L.P.

POLARIS VENTURE MANAGEMENT CO. V, L.L.C.

POLARIS PARTNERS GP IX, L.L.C.

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND GP, L.L.C.

TERRANCE MCGUIRE

JONATHAN FLINT

M28 CAPITAL MANAGEMENT LP

MARC ELIA

ADIMAB, LLC

POPULATION HEALTH EQUITY PARTNERS III, L.P.

POPULATION HEALTH EQUITY PARTNERS III GP, LLC

POPULATION HEALTH EQUITY PARTNERS VII, L.P.

POPULATION HEALTH EQUITY PARTNERS VII GP, LLC

CLIVE A. MEANWELL, M.B., Ch.B, M.D.

CHRISTOPHER COX

TAMSIN BERRY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 ANNUAL MEETING OF STOCKHOLDERS

OF

ADAGIO THERAPEUTICS, INC.

SUPPLEMENT DATED JUNE 3, 2022 TO THE PROXY STATEMENT

OF

MITHRIL II LP

MITHRIL II GP LP

MITHRIL II UGP LLC

AJAY ROYAN

PETER THIEL

POLARIS VENTURE PARTNERS V, L.P.

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.

POLARIS PARTNERS IX, L.P.

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND, L.P.

POLARIS VENTURE MANAGEMENT CO. V, L.L.C.

POLARIS PARTNERS GP IX, L.L.C.

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND GP, L.L.C.

TERRANCE MCGUIRE

JONATHAN FLINT

M28 CAPITAL MANAGEMENT LP

MARC ELIA

ADIMAB, LLC

POPULATION HEALTH EQUITY PARTNERS III, L.P.

POPULATION HEALTH EQUITY PARTNERS III GP, LLC

POPULATION HEALTH EQUITY PARTNERS VII, L.P.

POPULATION HEALTH EQUITY PARTNERS VII GP, LLC

CLIVE A. MEANWELL, M.B., Ch.B, M.D.

CHRISTOPHER COX

TAMSIN BERRY

DATED APRIL 29, 2022

This supplement (the “Supplement”), dated June 3, 2022, to the definitive proxy statement filed by Mithril II, LP, Mithril II GP LP, Mithril II UGP LLC, Ajay Royan, Peter Thiel (all of the forgoing persons, collectively, “Mithril”), Polaris Venture Partners V, L.P., Polaris Venture Partners Entrepreneurs’ Fund V, L.P., Polaris Venture Partners Founders’ Fund V, L.P., Polaris Venture Partners Special Founders’ Fund V, L.P., Polaris Partners IX, L.P., Polaris Healthcare Technology Opportunities Fund, L.P., Polaris Venture Management Co. V, L.L.C., Polaris Partners GP IX, L.L.C., Polaris Healthcare Technology Opportunities Fund GP, L.L.C., Terrance McGuire, Jonathan Flint, M28 Capital Management, LP, Marc Elia, Adimab, LLC, Population Health Equity Partners III, L.P., Population Health Equity Partners III GP, LLC, Population Health Equity Partners VII, L.P., Population Health Equity Partners VII GP, LLC, Christopher Cox, Clive A. Meanwell and Tamsin Berry (all of the forgoing persons, together with Mithril, the “Participants”) with the Securities and Exchange Commission (the “SEC”) on April 29, 2022 (our “Proxy Statement”), and the WHITE proxy card accompanying this Supplement, are being furnished to stockholders of Adagio Therapeutics, Inc., a Delaware corporation (“Adagio” or the “Company”) by Mithril in connection with the 2022 annual meeting of stockholders of the Company (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meetings of stockholders of the Company held in lieu thereof, the “2022 Annual Meeting”), currently scheduled to be held in person on June 22, 2022, at 8:30 a.m. Eastern Time, at the offices of WilmerHale, 60 State Street, Boston, Massachusetts. The Company has set June 2, 2022 (the “Record Date”) as the new record date for determining stockholders entitled to notice of and to vote their shares of the Company’s common stock (the “Common Stock”) at the 2022 Annual Meeting.

THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE ADAGIO BOARD OF DIRECTORS.

This Supplement is dated June 3, 2022 and is first being provided to stockholders on or about June 3, 2022.

On June 2, 2022, the Company filed its definitive information statement for the 2022 Annual Meeting (the “Company Information Statement”) with the SEC. Accordingly, we are hereby supplementing our Proxy Statement with certain information from the Company Information Statement, which had not been publicly available at the time we filed our Proxy Statement, and certain updates to the information contained in our Proxy Statement.

All references in the Proxy Statement to the “Record Date” shall hereafter be deemed to refer to the Record Date as defined in this Supplement, which is June 2, 2022. The Company has disclosed that as of the Record Date, there were 109,740,173 shares of Common Stock outstanding and entitled to vote at the 2022 Annual Meeting. Each share of Common Stock outstanding as of the Record Date is entitled to one vote on all matters presented at the 2022 Annual Meeting.

We continue to seek your support at the 2022 Annual Meeting with respect to the following proposals (the “Proposals”), which are more fully described in the Proxy Statement, and recommend that you vote your shares of Common Stock held on the Record Date as indicated below:

1.

“FOR ALL” of Tamsin Berry, Marc Elia and Clive A. Meanwell to be elected to serve as Class I members of the board of directors (the “Board”) until the 2025 annual meeting of stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “2025 Annual Meeting”) or until their respective successors are duly elected and qualified (the “Nomination Proposal”); and

2.

“FOR” the adoption of a non-binding, advisory resolution requesting that the Board take all necessary steps to eliminate the classification of the Board in advance of the 2023 Annual Meeting, and thereby require that all directors be elected on an annual basis at the 2023 Annual Meeting and thereafter (the “Declassification Proposal”).

We continue to believe that substantial change is necessary for the Company to achieve its full potential, that this change must begin at the Board level and that our Nominees, who are leading experts in their field, will be experienced voices on the Board that are able to provide fresh thinking, strong execution skills, greater stockholder alignment and strong clinical, management and financial expertise. We also continue to believe that a declassified Board would bring greater accountability to the Board and better align the Board with the interests of stockholders, and that the approval of the Declassification Proposal would send a strong signal to the Board that stockholders are supportive of a more stockholder-centric corporate governance framework.

IF YOU HAVE ALREADY SUBMITTED A WHITE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. YOUR PREVIOUSLY SUBMITTED WHITE PROXY CARD REMAINS VALID AND WILL BE VOTED AT THE 2022 ANNUAL MEETING AS STATED THEREON WITH RESPECT TO THE SHARES YOU HOLD IN YOUR OWN NAME AS OF THE RECORD DATE.

As previously disclosed, Mithril and each of the Participants that are Company stockholders have agreed to vote all of their respective shares of Common Stock held as of the Record Date, “FOR ALL” of Tamsin Berry, Marc Elia and Clive A. Meanwell to be elected to serve as Class I members of the Board and “FOR” the Declassification Proposal. As of the Record Date, the Participants collectively beneficially owned 54,061,113 shares of Common Stock, constituting approximately 49.3% of the shares of Common Stock outstanding on the Record Date

This Supplement should be read in together with our Proxy Statement, which is being provided to you with this Supplement.

On May 19, 2022, the Company filed a Current Report on Form 8-K announcing that the Company was postponing the 2022 Annual Meeting, which had originally been scheduled for May 26, 2022, and that the Company would set a new record date.

On June 2, 2022, the Company filed the Company Information Statement, disclosing that the Annual Meeting will be held on June 22, 2022 and that the new record date for the 2022 Annual Meeting (which had previously been set as March 29, 2022) would be June 2, 2022. The Company Information Statement also states that (i) the Company is not nominating any candidates for election to the Board at the 2022 Annual Meeting, (ii) the Board

is not making a recommendation as to how stockholders should vote on the Proposals and (iii) that the Company will not be soliciting any proxies in connection with the 2022 Annual Meeting. Between the date of the Proxy Statement and the date of this Supplement, the Participants have continued to seek an agreement with the Company with respect to the Proposals, including by proposing that the Nominees be appointed to the Board in advance of the 2022 Annual Meeting as a result of the postponement of the 2022 Annual Meeting. However, as of the date of this Supplement, the Participants and the Company have not been able to reach such an agreement.

Our three Nominees are currently the only candidates for election to the Board as Class I directors. The Class I directors elected at the 2022 Annual Meeting are expected to serve until the 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified. The Declassification Proposal is the only other item of business to be presented for stockholder approval of which we are aware as of the date of this Supplement.

IMPORTANT VOTING INFORMATION

Since the Company has disclosed that it is not soliciting any proxies from stockholders in connection with the 2022 Annual Meeting and, as of the date hereof, no other person other than the Participants has publicly indicated an intention to solicit proxies from stockholders in connection with the 2022 Annual Meeting, as of the date hereof, stockholders holding shares of Common Stock of record in their own name that wish to cast their votes at the 2022 Annual Meeting will be able to do so only by (i) submitting a WHITE proxy card or by instructing us how you would like your shares to be voted via telephone or Internet (instructions are on the WHITE proxy card), or (ii) by attending the 2022 Annual Meeting in person. The procedures for attending the 2022 Annual Meeting in person are described in the Company Information Statement.

Effect of Changed Record Date on Proxies Previously Submitted by Holders of Record

If you hold shares of Common Stock “of record” (which means your shares are registered directly in your name with the Company’s transfer agent or you have a physical stock certificate) as of the new Record Date, have already submitted voting instructions on or pursuant to a WHITE proxy card (by mailing the proxy card or by telephone or Internet) and do not wish to change your vote, no further action is needed. Your previously submitted WHITE proxy card (or telephone or Internet voting instructions, as applicable) remains valid and will be voted at the 2022 Annual Meeting as you have instructed with respect to the shares of Common Stock you held of record as of the new Record Date, which is June 2, 2022.

Please note that, if you held of record a greater or lesser number of shares of Common Stock as of the new Record Date, as compared to the prior record date of March 29, 2022, and you take no further action, your previously submitted voting instructions will be used to vote that greater or lesser number of shares of Common Stock so held as of the June 2, 2022 Record Date. For example, if you have already submitted voting instructions on or pursuant to a WHITE proxy card and held of record 100 shares of Common Stock as of the original March 29, 2022 record date, and held of record 150 shares of Common Stock as of the new June 2, 2022 Record Date, all 150 shares of Common Stock that you held of record as of the new June 2, 2022 Record Date will be voted in accordance with your previously submitted voting instructions if you take no further action. Similarly, if you have already submitted voting instructions on or pursuant to a WHITE proxy card and held of record 100 shares of Common Stock as of the original March 29, 2022 record date, and held of record 50 shares as of the new June 2, 2022 Record Date, and take no further action, only the 50 shares of Common Stock you held of record as of the new June 2, 2022 Record Date will be voted in accordance with your previously submitted voting instructions.

How You May Vote Your Shares, or Revoke or Change an Earlier-Submitted Proxy if You Are a Holder of Record

If you hold shares of Common Stock of record as of the new Record Date, have already submitted voting instructions on or pursuant to a WHITE proxy card and you wish to change your vote, you may do so by (i) signing, dating and returning a later-dated proxy card in the postage-paid envelope provided (or submitting new voting instructions by telephone or Internet pursuant to a WHITE proxy card), (ii) delivering to the Secretary or any other officer of the Company a written notice of revocation at 1601 Trapelo Road, Suite 178, Waltham, Massachusetts 02451 or (iii) attending the 2022 Annual Meeting and voting live. Please note, however, that only your last-dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2022 Annual Meeting. Attending the 2022 Annual Meeting alone without taking one of the actions set forth above will not revoke your proxy. Please see the Proxy Statement for further information on how to change your vote.

If you hold shares of Common Stock of record as of the new Record Date and have not already submitted a WHITE proxy card (or provided voting instructions by telephone or Internet pursuant to a WHITE proxy card), we encourage you to vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your WHITE proxy card). We will vote your shares as instructed on the latest dated proxy that we receive from you. Any later dated proxy will revoke a prior proxy.

Further information on how to vote or change your vote with respect to shares held of record is included in the Proxy Statement.

How You May Vote Your Shares, or Revoke or Change an Earlier-Submitted Proxy if You Hold Share of Common Stock in “Street Name”

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that, if you have not yet voted or if you wish to change your vote, you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that your shares of Common Stock held in street name are voted in accordance with your instructions. If you have already voted your shares held in street name and do not wish to change your vote, we nonetheless encourage you to contact your bank, brokerage firm, dealer, trust company or other applicable institution or nominee to confirm that no further steps are required as a result of the change in the record date in order for shares you hold in street name to be voted in accordance with your previously provided instructions. Further information on how to vote or change your vote with respect to shares held in street name is included in the Proxy Statement.

Treatment of Proxies with respect to any Future Proposals

If we learn of any proposals (in addition to the proposals) made at a reasonable time before the 2022 Annual Meeting, we will either further supplement our Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies in the enclosed WHITE proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

Certain Additional Information

Innisfree M&A Incorporated (“Innisfree”) is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (877) 717-3926

Banks and Brokers may call collect: (212) 750-5833

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:

The proxy materials (including the Proxy Statement, this Supplement and the Company Information Statement) are available at no charge on the SEC’s website, which is www.sec.gov.

REGARDLESS OF WHETHER YOU INTEND TO ATTEND THE 2022 ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. IF YOU HAVE NOT ALREADY SUBMITTED A WHITE PROXY CARD, WE ENCOURAGE YOU TO MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO VOTE “FOR ALL” OF TAMSIN BERRY, MARC ELIA AND CLIVE A. MEANWELL TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD AND “FOR” THE DECLASSIFICATION PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

INCORPORATION BY REFERENCE

AS STATED IN THE PROXY STATEMENT, WE OMITTED FROM THE PROXY STATEMENT CERTAIN DISCLOSURE (AS FURTHER SPECIFIED IN THE PROXY STATEMENT) REQUIRED BY APPLICABLE LAW THAT WAS EXPECTED TO BE INCLUDED IN THE COMPANY’S DEFINITIVE PROXY STATEMENT RELATING TO THE 2022 ANNUAL MEETING (WHICH AS OF THE DATE OF THE PROXY STATEMENT HAD NOT YET BEEN FILED BY THE COMPANY) BASED ON OUR RELIANCE ON RULE 14a-5(c) UNDER THE EXCHANGE ACT. FOLLOWING THE FILING OF OUR PROXY STATEMENT, ON JUNE 2, 2022, THE COMPANY FILED THE COMPANY INFORMATION STATEMENT (AS DEFINED ABOVE) IN LIEU OF A DEFINITIVE PROXY STATEMENT. CONSEQUENTLY, WE REFER YOU TO THE COMPANY INFORMATION STATEMENT WITH RESPECT TO THE INFORMATION REFERENCED IN THE SECTION OF THE PROXY STATEMENT ENTITLED “INCORPORATION BY REFERENCE” AS EXPECTED TO BE INCLUDED IN THE COMPANY’S DEFINITIVE PROXY STATEMENT. WE ENCOURAGE ALL STOCKHOLDERS TO READ THE COMPANY INFORMATION STATEMENT AS IT CONTAINS IMPORTANT INFORMATION.

SIGN, DATE AND MAIL YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN THE START OF THE 2022 ANNUAL MEETING TO BE INCLUDED IN THE VOTING RESULTS.

The Proxy Statement, as well as other proxy materials distributed by the Participants, are available free of charge online at www.sec.gov

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

▼ If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing ▼

WHITE PROXY CARD

WHITE PROXY

ADAGIO THERAPEUTICS, INC.
2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY MITHRIL II LP, MITHRIL II GP LP, MITHRIL II UGP LLC, AJAY ROYAN, PETER THIEL, POLARIS VENTURE PARTNERS V, L.P., POLARIS VENTURE PARTNERS ENTREPRENEURS' FUND V, L.P., POLARIS VENTURE PARTNERS FOUNDERS' FUND V, L.P., POLARIS VENTURE PARTNERS SPECIAL FOUNDERS' FUND V, L.P., POLARIS PARTNERS IX, L.P., POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND, L.P., POLARIS VENTURE MANAGEMENT CO. V, L.L.C., POLARIS PARTNERS GP IX, L.L.C., POLARIS HEATHCARE TECHNOLOGY OPPORTUNITIES FUND GP, L.L.C., TERRANCE MCGUIRE, JONATHAN FLINT, M28 CAPITAL MANAGEMENT LP, MARC ELIA, ADIMAB, LLC, POPULATION HEALTH EQUITY PARTNERS III, L.P., POPULATION HEALTH EQUITY PARTNERS III GP, LLC, POPULATION HEALTH EQUITY PARTNERS VII, L.P., POPULATION HEALTH EQUITY PARTNERS VII GP, LLC, CLIVE A. MEANWELL, M.B., Ch.B, M.D., CHRISTOPHER COX, AND TAMSIN BERRY (THE "PARTICIPANTS")

AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF ADAGIO THERAPEUTICS, INC.

The undersigned hereby appoints Ajay Royan, Richard Brand, Arthur Crozier and Scott Winter, and each of them (in each case with the power to act without the others), with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of Adagio Therapeutics, Inc., a Delaware corporation ("Adagio"), that the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Stockholders of Adagio, including any adjournments, postponements thereof or any special meeting that may be called in lieu thereof (the "2022 Annual Meeting"), and to vote such shares in their discretionary authority as to any and all other matters that may properly come before the 2022 Annual Meeting that are unknown to the Participants a reasonable time before this solicitation.

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted, on Proposal 1, "FOR ALL" of Tamsin Berry, Marc Elia and Clive A. Meanwell to be elected to as Class I Members of the Board of Directors and "FOR" Proposal 2.

The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting.

Continued and to be signed and dated on reverse side

ADAGIO THERAPEUTICS, INC.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Adagio Therapeutics, Inc. Common Stock for the upcoming Annual Meeting of Stockholders.

1. **Vote by Telephone –** Call toll-free from the U.S. or Canada at **877-457-8420**, on a touch-tone telephone. If outside the U.S. or Canada, call **+1 575-215-3394**. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2. **Vote by Internet –** Please access **https://www.proxyvotenow.com/adgi**, and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

OR

3. **Vote by Mail –** If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the postage-paid envelope provided, or mail to: **c/o Innisfree/Mithril, 20 Oser Avenue, Suite 100, Hauppauge, NY 11788.**

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

X Please mark vote as in this example

WE RECOMMEND THAT YOU VOTE "FOR ALL" OF THE NOMINEES SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

Proposal 1. Proposal to Elect Class I Directors to the Adagio Board

Nominees:

01-Tamsin Berry

02-Marc Elia

03-Clive A. Meanwell

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) for whom you wish to WITHOLD your vote on the line below:

____

Proposal 2. The adoption of a non-binding, advisory resolution requesting that the Board take all necessary steps to eliminate the classification of the Board and thereby require that all Directors be elected on an annual basis.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Date: ____________________________, 2022

____

Signature

____

Signature (if jointly held)

____

Title(s)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.